UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2010
                                (MARCH 2, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-24431                  84-1417774
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

      P.O. BOX 7006, AUDUBON, PENNSYLVANIA                       19407
    (Address of principal executive offices)                  (Zip Code)

                                +(972) 8936 5583
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On March 2, 2010, the Board of Directors of InkSure Technologies Inc. (the "Company") adopted a resolution to appoint Mr. Tal Gilat as President and as Chief Executive Officer of the Company commencing immediately.

     Under his employment agreement, Mr. Gilat will be entitled to a base salary of 50,000 New Israeli Shekels ("NIS") per month, payable no later than the seventh day of each month. In addition, Mr. Gilat will be entitled to targeted 2010 Management By Objectives ("MBO") gross bonus of up to NIS 480,000 (at 100% achievement.) The MBO targets will be set by the Company's Board of Directors no later than May 31, 2010. Furthermore, the Company shall pay a sum of up to 15.83% of the Base Salary towards Manager's Insurance Policy, and an amount equal to 7.5% of the Base Salary for an Advanced Study Fund, both in the name of Mr. Gilat. Mr. Gilat will also be entitled to a company car and cell phone in accordance with the Company's policy. Mr Gilat will also be entitled to paid annual vacation time and such other benefits as the Company may grant from time to time to its executive employees.

     Finally, in connection with his appointment, the Company granted to Mr. Gilat options to purchase up to 700,000 shares of the Company's common stock. The options are exercisable at $0.38 per share and vest as follows: 58,333 options vest on September 2, 2010 and the rest in ten equal quarterly installments up until March 2, 2013.

     From 2000 to 2004, Mr. Gilat served as Chief Executive Officer of Kavado Inc., a global IT Security solutions provider. From 2005, Mr. Gilat headed the Enterprise Business of M-Systems (NASDAQ:FLSH) providing secured flash memory based solutions to leading Financial, Healthcare and Federal organizations. Following M-Systems' acquisition by SanDisk (NASDAQ:SNDK), Mr. Gilat headed the North America sales organization of SanDisk Enterprise Division until 2009. Mr. Gilat holds a BA in Economics & Business Administration from the Hebrew University in Jerusalem and an MBA from Columbia University Business School.

     In connection with the appointment of Mr. Gilat, the Company's Acting Chief Executive Officer, Mr. Yaron Meerfeld, will cease to act as the Company's principal Executive Officer, but will continue to serve as the Company's Chief Operating Officer and as Director of the Company.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

(d)  Exhibits

Exhibit 10.1 - Employment Agreement, effective as of March 2, 2010 between the Company and Tal Gilat

Exhibit 10.2 - Stock Option Agreement, effective as of March 2, 2010 between the Company and Tal Gilat.

EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

10.1 Employment Agreement, effective as of March 2, 2010, between the Company and Tal Gilat.

10.2 Stock Option Agreement, effective as of March 2, 2010, between the Company and Tal Gilat.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INKSURE TECHNOLOGIES, INC.
                                           (Registrant)

                                           By: /s/ Yaron Meerfeld
                                           ----------------------
                                           YARON MEERFELD
                                           Chief Operating Officer

Date: March 8, 2010